                                                                     Exhibit 4.1

                                                                    COMMON STOCK
                                                                       SHARES
                                                                    ------------

                                                                    ------------
                            Columbia Banking System
                                                               CUSIP 197236 10 2
                          incorporated under the laws
                          of the State of Washington
                                                            SEE REVERSE SIDE FOR
                                                            DEFINITIONS AND A
                                                            STATEMENT AS TO THE
                                                            RIGHTS, PREFERENCES
                                                            AND PRIVILEGES OF,
                                                            AND RESTRICTIONS ON,
                                                            SHARES



THIS CERTIFIES THAT














is the owner of

  Fully Paid and Non-Assessable Shares of Common Stock, With No Par Value, of

                         COLUMBIA BANKING SYSTEM, INC.

transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this certificate, properly endorsed. This certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.
WITNESS the facsimile signatures of its duly authorized officers.

Dated:
                                  COUNTERSIGNED AND REGISTERED:
                                      AMERICAN STOCK TRANSFER & TRUST COMPANY
                                                    TRANSFER AGENT AND REGISTRAR

                                    BY

                Secretary                           AUTHORIZED SIGNATURE

                         COLUMBIA BANKING SYSTEM, INC.

          This certificate evidences shares of Common Stock of the Corporation. Other classes of shares of the Corporation are, and may in the future be, authorized and outstanding, and those classes may consist of one or more series of shares, each with different rights, preferences and limitations. The Corporation will furnish to any shareholder upon written request and without charge a full statement of the designations, preferences, limitations and relative rights of the shares of each class authorized to be issued and the variations in the relative rights and preferences between the shares of each series of a class of shares so far as the same have been fixed and determined, and the authority of the Board of Directors to fix and determine the relative rights and preferences of the subsequent series.

          The following abbreviations, when used in the inscription on the face of this certificate, shall be construed ass though they were written out in full according to applicable laws or regulations:

          TEN COM - as tenants in common                               UNIF GIFT MIN ACT --.........Custodian...........
          TEN ENT - as tenants by the entireties                                               (Cust)           (Minor)
          JT TEN - as joint tenants with right                                               under Uniform Gifts to
                   of survivorship and not                                                   Minors Act................
                   as tenants in common                                                                     (State)


                                                                       UNIF TRF MIN ACT --......Custodian(until age   )
                                                                                          (Cust)
                                                                                          ...........under Uniform Transfers
                                                                                          (Minor)
                                                                                          to Minors Act.....................
                                                                                                            (State)

    Additional abbreviations may also be used though not in the above list.

     FOR VALUE RECEIVED, __________________________________ hereby sell, assign and transfer unto


PLEASE INSERT SOCIAL SECURITY OR OTHER
    IDENTIFYING NUMBER OF ASSIGNEE
--------------------------------------

--------------------------------------





________________________________________________________________________________
  (PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS, INCLUDING ZIP CODE, OF ASSIGNEE)

________________________________________________________________________________

________________________________________________________________________________

________________________________________________________________________________

_________________________________________________________________________ Shares
of the common stock represented by the within Certificate, and do hereby irrevocably constitute and appoint _____________________________________________
__________________ Attorney to transfer the said stock on the books of the within named Corporation with full power of substitution in the premises.

Dated: ______________________________

                                       _________________________________________
                              NOTICE: THE SIGNATURE TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR, WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.
Signature(s) Guaranteed

By __________________________________
THE SIGNATURE(S) SHOULD BE GUARANTEED
BY AN ELIGIBLE GUARANTOR INSTITUTION
(BANKS, STOCKBROKERS, SAVINGS AND
LOAN ASSOCIATIONS AND CREDIT UNIONS
WITH MEMBERSHIP IN AN APPROVED
SIGNATURE GUARANTEE MEDALLION
PROGRAM), PURSUANT TO S.E.C. RULE
17Ad-15.